Exhibit 99.2 Ally Financial Inc. 3Q 2020 Earnings Review October 16, 2020 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com 3Q 2020 Preliminary Results 1Exhibit 99.2 Ally Financial Inc. 3Q 2020 Earnings Review October 16, 2020 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com 3Q 2020 Preliminary Results 1

Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19 and our ability to navigate them, the outlook for financial and operating metrics and performance, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non- GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial- vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. 3Q 2020 Preliminary Results 2Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19 and our ability to navigate them, the outlook for financial and operating metrics and performance, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non- GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial- vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. 3Q 2020 Preliminary Results 2

GAAP and Core Results: Quarterly

($ millions except per share data)	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19
GAAP net income (loss) attributable to common shareholders (NIAC)	$ 476	$ 241	$ (319)	$ 378	$ 381
Core net income (loss) attributable to common shareholders [1][2]	$ 473	$ 228	$ (166)	$ 364	$ 396
GAAP earnings per common share (EPS) *(basic or diluted as applicable, NIAC)*	$ 1.26	$ 0.64	$ (0.85)	$ 0.99	$ 0.97
Adjusted EPS [1][3]	$ 1.25	$ 0.61	$ (0.44)	$ 0.95	$ 1.01
Return (NIAC) on GAAP shareholder's equity	13.6%	7.1%	-9.1%	10.5%	10.6%
Core ROTCE [1][4]	15.2%	7.6%	-5.4%	11.2%	12.3%
GAAP common shareholder's equity per share	$ 37.8	$ 37.0	$ 36.2	$ 38.5	$ 37.7
Adjusted tangible book value per share (Adjusted TBVPS) [1][5]	$ 34.6	$ 33.7	$ 32.8	$ 35.1	$ 34.7
Efficiency Ratio	53.7%	61.2%	65.2%	53.6%	52.3%
Adjusted Efficiency Ratio [1][6]	47.3%	52.5%	52.3%	49.4%	45.3%
GAAP total net revenue	$ 1,684	$ 1,609	$ 1,412	$ 1,643	$ 1,601
Adjusted total net revenue [1][7]	$ 1,680	$ 1,528	$ 1,606	$ 1,622	$ 1,620

(1) ***The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Adjusted earnings per share (Adjusted EPS), Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Net financing revenue (excluding Core OID), Adjusted other revenue, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company's operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document.***

(2) ***Core net income (loss) attributable to common shareholders*** *is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See pages 30 and 32 for calculation methodology and details.*

(3) ***Adjusted earnings per share (Adjusted EPS)*** *is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 32 for calculation methodology and details.*

(4) ***Core return on tangible common equity (Core ROTCE)*** *is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and the net deferred tax asset. See page 34 for calculation methodology and details.*

(5) ***Adjusted tangible book value per share (Adjusted TBVPS)*** *is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if tax-effected Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder's equity per share. See page 33 for calculation methodology and details.*

(6) ***Adjusted efficiency ratio*** *is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. Adjusted efficiency ratio generally adjusts for Insurance segment revenue and expense, rep and warrant expense, Core OID, and repositioning and other. See page 35 for calculation methodology and details.*

(7) ***Adjusted total net revenue*** *is a non-GAAP financial measure that adjusts GAAP total net revenue for Core OID and for change in the fair value of equity securities due to the implementation of ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 37 for calculation methodology and details.*

3Q 2020 Preliminary Results

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3Q 2020 Highlights

Consistent prioritization of our employees, our customers and our communities

> **Adjusted EPS[1] of $1.25 | Core ROTCE[1] of 15.2% | Highest quarterly levels on record**

- Adjusted total net revenue[1] of $1.68 billion, up 4% YoY | Solid asset quality performance across all portfolios

> **Ally's balance sheet foundations remain strong and well-positioned**

- Demonstrated by robust capital, funding, liquidity and reserve positions

> **Auto & Insurance results demonstrate accelerating progress across adaptable platforms**

- Consumer auto originations of $9.8 billion | Sourced from 3.2 million applications, consistent with prior year levels
- 6.95% estimated retail auto originated yield[2] | 0.64% retail net charge-offs, down 74bps YoY
- Insurance written premiums of $333 million | Continued strong investment income trends

> **Digitally-based, direct bank momentum continued across consumer & commercial products**

- Total deposits of $134.9 billion, grew 13% YoY | 40th consecutive quarter of retail customer growth, ending at 2.2 million
- Ally Home®: $1.3 billion direct-to-consumer originations | 5th consecutive quarter of improved revenue-per-loan
- Ally Invest: 400k self-directed accounts, up 16% YoY | Ally Lending: $167 million originations; expanded into Retail PoS
- Corporate Finance: $5.9 billion portfolio, up 17% YoY | Stable credit, disciplined risk management approach

(1) Represents a non-GAAP financial measure. See pages 32 and 34 for calculation methodology and details.

(2) Estimated Retail Auto Originated Yield is a forward-looking non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. See page 31 for details.

3Q 2020 Preliminary Results

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Ally's Sustainable Competitive Advantage

Auto & Insurance: Established, Market-leading Capabilities

Full-Market Reach Across Growing Dealer Base
Established & Emerging Players | Franchised & Independent

Tech, Digital Tools & Data Analytics
Modern Servicing System | Digital, Self-service Portals

Dynamic Underwriting + Disciplined Servicer
Full-Spectrum Credit Expertise | Customer-Focused Actions

Full Product Suite + Real-time Market Insights
Retail, Lease, Floorplan | Insurance | SmartAuction

Strong Dealer-Partner + Differentiated Service Levels
Enhanced Dealer Engagement | Experienced Field Reps & Teams

Proven Capabilities + Adaptable Model
100-years in Auto | Anticipating & Evolving with Market

Ally Bank: Early-Disruptor With Expanding Digital Consumer Platform

Digitally-based, Frictionless Platforms
0 Branches | Differentiated by Digital | Award-winning

Tech + Data-Driven Approach
Leveraging Digital Model for Insights & Trends

High Customer Growth + Low Cost to Acquire
10-years of Growth | Millennial-driven Account Openings

Diversified Consumer + Commercial Product Offerings
Save, Pay, Borrow & Invest | Ongoing Relationship Deepening

Scalable Infrastructure + Strategically Partnered
Positioned for Organic Growth | Enhancing-Partnerships

Award-winning Offerings + Leading Customer Service
Built for the Customer | Low Fees | Strong Loyalty & Satisfaction

3Q 2020 Preliminary Results
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Ally’s Customer Evolution 10-Years of Customer Growth Ally’s Growing Customer Base Ally Bank Customer Trends Retail Deposit Customers % Multi-Product Customers 8.5M+ 2.2M 2.0M customers 7% # of Customers 6% 1.2M 4.5M 0.8M Auto 0.4M <1% 2010 2013 2016 2019 3Q 2020 Note: Multi-product Customers represent Deposit Customers with an Ally Invest or Ally Home relationship. Insurance Ally Auto Dealer Relationship & Application Trends Active U.S. Dealer Relationships U.S. Consumer Applications 2.0M Retail Deposits 18.7K 18.3K 17.1K 14.9K 1.0M 12.6M 11.2M 12.4K 9.3M YTD 500k 7.8M Invest 3.7M 50K Home 2010 2013 2016 2019 3Q 2020 Note: Active U.S. Dealer Relationships include Ally active dealers, excluding RV Commercial and Consumer lines of business exited in 2Q 18. 3Q 2020 Preliminary Results 6Ally’s Customer Evolution 10-Years of Customer Growth Ally’s Growing Customer Base Ally Bank Customer Trends Retail Deposit Customers % Multi-Product Customers 8.5M+ 2.2M 2.0M customers 7% # of Customers 6% 1.2M 4.5M 0.8M Auto 0.4M <1% 2010 2013 2016 2019 3Q 2020 Note: Multi-product Customers represent Deposit Customers with an Ally Invest or Ally Home relationship. Insurance Ally Auto Dealer Relationship & Application Trends Active U.S. Dealer Relationships U.S. Consumer Applications 2.0M Retail Deposits 18.7K 18.3K 17.1K 14.9K 1.0M 12.6M 11.2M 12.4K 9.3M YTD 500k 7.8M Invest 3.7M 50K Home 2010 2013 2016 2019 3Q 2020 Note: Active U.S. Dealer Relationships include Ally active dealers, excluding RV Commercial and Consumer lines of business exited in 2Q 18. 3Q 2020 Preliminary Results 6

Core Metric Trends

Adjusted Earnings Per Share(1)


$0.65
$0.70
$0.68
$0.83
$0.91
$0.92
$0.80
$0.97
$1.01
$0.95
($0.44)
$0.61
$1.25
3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20

(1) *Represents a non-GAAP financial measure. See page 32 for details.*

Adjusted Total Net Revenue(2)


($ millions)
$1,480 $1,492 $1,463 $1,471 $1,521 $1,556 $1,535 $1,557 $1,620 $1,622 $1,606 $1,528 $1,680
$381 $379 $394 $356 $392 $393 $396 $393 $424 $458 $451 $465 $471
$1,099 $1,113 $1,069 $1,115 $1,129 $1,163 $1,139 $1,164 $1,195 $1,164 $1,154 $1,063 $1,209
3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20
Net financing revenue (excluding Core OID)
Other Revenue (adjusted)

(2) *Represents a non-GAAP financial measure. See page 37 for details.*

Total Deposits


($ billions)
$90.1 $93.3 $97.4 $98.7 $101.4 $106.2 $113.3 $116.3 $119.2 $120.8 $122.3 $131.0 $134.9
$15.2 $15.3 $15.8 $17.0 $16.8 $17.1 $17.9 $17.7 $17.9 $17.0 $16.3 $15.2 $14.1
$74.9 $77.9 $81.7 $81.7 $84.6 $89.1 $95.4 $98.6 $101.3 $103.7 $106.1 $115.8 $120.8
3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20
Retail Deposits
Brokered / Other

Note: Brokered includes sweep deposits. Other includes mortgage escrow and other deposits.

Adjusted Tangible Book Value per Share(3)


$28.2 $28.1 $27.4 $28.1 $28.6 $29.9 $31.4 $33.6 $34.7 $35.1 $32.8 $33.7 $34.6
CECL Day 1 Impact: $2.7/share
3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20

(3) *Represents a non-GAAP financial measure. See page 33 for details.*

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Recent Trends: Auto

Consumer Auto: Decisioned Applications


New Apps: YoY change
Used Apps: YoY change
25%
10%
(5%)
(20%)
(35%)
(50%)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Note: Consumer Auto Decisioned Applications and Consumer Auto Originations reflect 2020 monthly data.

Consumer Auto: Originations


Consumer Auto Originations ($B)
$4.0
$3.0
$2.0
$1.0
$-
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Lease Average Gain / (Loss) per Vehicle


2019
2020
$3.0k
$2.0k
$1.0k
$0.0k
($1.0k)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Commercial Auto Balances & Industry Inventories


($ billions, end-of-period balances)
2019
2020
YoY Industry Vehicle Inventories
$35
$30
$35
$30
$36
$31
$35
$29
$34
$24
$34
$22
$33
$21
$33
$21
$33
$22
(13%)
(33%)
(27%)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Sources: Ally Economics

3Q 2020 Preliminary Results
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Recent Trends: Deposit & Consumer Offerings

Retail Deposit Growth


($ billions)
$4.0
$3.0
$2.0
$1.0
$0.0
1Q'20
Apr
May
Jun
Jul
Aug
Sep

Retail Deposit Customers


(# thousands)
2,211
1,992
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Ally Home: Direct-to-Consumer Originations


($ millions)
$500
$400
$300
$200
$100
$0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Ally Invest


($ billions)
Customer Cash
Funded Accounts
Customer Securities
$15
$10
$5
$-
$11.1
400k
$7.9
350k
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Avg. Trades / Day

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
30.4k	38.2k	61.8k	58.3k	58.9k	64.5k	57.7k	58.6k	59.6k

Note: Ally Invest Brokerage Customer Cash and Brokerage Customer Securities are gross figures and may not foot to the total due to minimal margin activity.

Note: All data reflects 2020 monthly data.

3Q 2020 Preliminary Results

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Strong Balance Sheet Foundation

Funding


Deposits
Secured Debt
FHLB / Other
Unsecured Debt(1)
15%
9%
22%
54%
13%
13%
13%
61%
9%
14%
12%
65%
8%
12%
6%
74%
7%
7%
4%
82%
3Q 16
3Q 17
3Q 18
3Q 19
3Q 20

(1) Represents a non-GAAP financial measure. Excludes Core OID balance. See page 37 for details.

Liquidity


($ billions)
Highly Liquid Securities(2)
Cash & Equivalents
Unused Capacity
$17.1
$3.5
$3.8
$9.9
$21.8
$5.1
$4.2
$12.4
$21.1
$2.4
$3.3
$15.5
$28.6
$2.0
$3.2
$23.5
$44.2
$1.4
$19.3
$23.5
3Q 16
3Q 17
3Q 18
3Q 19
3Q 20

(2) Highly liquid securities includes unencumbered UST, Agency debt and Agency MBS.

Common Equity Tier 1 (CET1)


($ billions)
4.5% Reg Min.
CET1 > 4.5% Reg. Min.
CET1 %
9.5%
9.7%
9.4%
9.6%
10.4%
$12.9
$13.2
$13.4
$14.0
$14.3
$6.8
$7.1
$7.0
$7.4
$8.1
$6.1
$6.1
$6.4
$6.6
$6.2
3Q'20 $3.3B excess above 8% (Reg Min + SCB)
3Q 16
3Q 17
3Q 18
3Q 19
3Q 20

Note: For more details on the final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 31 for definition.

Allowance for Loan Losses


($ billions)
Reserve - $
Reserve - %
0.99%
1.08%
0.99%
0.99%
2.03%
2.87%
$1.1
$1.3
$1.2
$1.3
$2.6
$3.4
3Q 16
3Q 17
3Q 18
3Q 19
CECL Day 1
3Q 20

3Q 2020 Preliminary Results

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3Q 2020 Financial Results ($ millions; except per share data) Increase / (Decrease) vs. 3Q 20 2Q 20 3Q 19 2Q 20 3Q 19 (1) $ 1,209 $ 1,063 $ 1,195 $ 146 $ 14 Net financing revenue (excluding Core OID) Core OID (9) (9) (7) (0) (2) Net financing revenue (as reported) $ 1,200 $ 1,054 $ 1,188 $ 146 $ 12 (2) 471 465 424 5 46 Other revenue (excluding change in fair value of equity securities) (2) 13 90 (1 1) (76) 25 Change in fair value of equity securities Other revenue (as reported) 484 555 413 (71) 71 Provision for credit losses 147 287 263 (140) (116) Noninterest expense 905 985 838 (80) 67 Pre-tax income from continuing operations $ 632 $ 337 $ 500 $ 295 $ 132 Income tax expense 156 95 119 61 37 (Loss) income from discontinued operations, net of tax - (1) - 1 - Net income $ 476 $ 241 $ 381 $ 235 $ 95 3Q 20 2Q 20 3Q 19 2Q 20 3Q 19 GAAP EPS (diluted) $ 1.26 $ 0 .64 $ 0 .97 $ 0.62 $ 0.29 Core OID, net of tax 0.02 0.02 0 .02 0 .00 0.00 Change in fair value of equity securities, net of tax (0.03) (0.19) 0.02 0 .16 (0.05) (3) - 0 .14 - (0 .14) - Repositioning, discontinued ops., and other, net of tax (4) $ 1 .25 $ 0.61 $ 1.01 $ 0.65 $ 0.25 Adjusted EPS (4) Core ROTCE 15.2% 7.6% 12.3% (4) 47.3% 52.5% 45.3% Adjusted Efficiency Ratio Effective Tax Rate 24.8% 28.2% 23.9% (1) Represents a non-GAAP financial measure. Adjusted for Core OID. See page 37 for calculation methodology and details. (2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see pages 36 and 37. (3) Repositioning and other, net of tax (as applicable) in 2Q 20 includes a $50 million Goodwill impairment at Ally Invest. See page 36 for calculation methodology and details. (4) Represents a non-GAAP financial measure. For Non-GAAP calculation methodology and details see pages 32 , 34 and 35. 3Q 2020 Preliminary Results 113Q 2020 Financial Results ($ millions; except per share data) Increase / (Decrease) vs. 3Q 20 2Q 20 3Q 19 2Q 20 3Q 19 (1) $ 1,209 $ 1,063 $ 1,195 $ 146 $ 14 Net financing revenue (excluding Core OID) Core OID (9) (9) (7) (0) (2) Net financing revenue (as reported) $ 1,200 $ 1,054 $ 1,188 $ 146 $ 12 (2) 471 465 424 5 46 Other revenue (excluding change in fair value of equity securities) (2) 13 90 (1 1) (76) 25 Change in fair value of equity securities Other revenue (as reported) 484 555 413 (71) 71 Provision for credit losses 147 287 263 (140) (116) Noninterest expense 905 985 838 (80) 67 Pre-tax income from continuing operations $ 632 $ 337 $ 500 $ 295 $ 132 Income tax expense 156 95 119 61 37 (Loss) income from discontinued operations, net of tax - (1) - 1 - Net income $ 476 $ 241 $ 381 $ 235 $ 95 3Q 20 2Q 20 3Q 19 2Q 20 3Q 19 GAAP EPS (diluted) $ 1.26 $ 0 .64 $ 0 .97 $ 0.62 $ 0.29 Core OID, net of tax 0.02 0.02 0 .02 0 .00 0.00 Change in fair value of equity securities, net of tax (0.03) (0.19) 0.02 0 .16 (0.05) (3) - 0 .14 - (0 .14) - Repositioning, discontinued ops., and other, net of tax (4) $ 1 .25 $ 0.61 $ 1.01 $ 0.65 $ 0.25 Adjusted EPS (4) Core ROTCE 15.2% 7.6% 12.3% (4) 47.3% 52.5% 45.3% Adjusted Efficiency Ratio Effective Tax Rate 24.8% 28.2% 23.9% (1) Represents a non-GAAP financial measure. Adjusted for Core OID. See page 37 for calculation methodology and details. (2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see pages 36 and 37. (3) Repositioning and other, net of tax (as applicable) in 2Q 20 includes a $50 million Goodwill impairment at Ally Invest. See page 36 for calculation methodology and details. (4) Represents a non-GAAP financial measure. For Non-GAAP calculation methodology and details see pages 32 , 34 and 35. 3Q 2020 Preliminary Results 11

Balance Sheet & Net Interest Margin 3Q 20 2Q 20 3Q 19 ($ millions) Average Average Average Balance Yield Balance Yield Balance Yield Retail Auto Loan $ 72,999 6.56% $ 72,262 6.48% $ 73,162 6.66% Retail Auto Loan (excl. hedge impact) 6.83% 6.77% 6.66% Auto Lease (net of depreciation) 9,317 7.89% 9,068 4.10% 8,525 6.24% Commercial Auto 21,265 3.30% 26,106 3.55% 33,273 4.59% Corporate Finance 6,188 5.40% 6,580 5.64% 5,166 7.14% (1) Mortgage 17,096 3.00% 17,422 3.15% 17,723 3.51% (2) 53,248 1.43% 45,092 1.87% 36,467 2.82% Cash, Securities and Other Total Earning Assets $ 1 80,113 4.35% $ 176,530 4.39% $ 1 74,316 5.14% (3)(6) Unsecured Debt $ 12,315 5.74% $ 11,627 6.11% $ 13,164 6.15% Secured Debt 6,154 2.94% 8,122 2.64% 9,860 3.02% (4) Deposits 132,964 1.35% 127,014 1.72% 117,638 2.22% (5) 14,427 2.36% 16,567 2.25% 19,996 2.48% Other Borrowings (3) $ 1 65,860 1.82% $ 163,330 2.13% $ 160,658 2.62% Total Funding Sources (3) 2.67% 2.42% 2.72% NIM (excluding Core OID) NIM (as reported) 2.65% 2.40% 2.70% (1) Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate & Other segment. (2) ‘Other’ includes Ally Lending held-for-investment consumer loans. (3) Represents a non-GAAP financial measure. Excludes Core OID and Core OID balance. See page 37 for calculation methodology and details. (4) Includes retail, brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow and other deposits). (5) Includes Demand Notes, FHLB borrowings and Repurchase Agreements. (6) Includes trust preferred securities. 3Q 2020 Preliminary Results 12Balance Sheet & Net Interest Margin 3Q 20 2Q 20 3Q 19 ($ millions) Average Average Average Balance Yield Balance Yield Balance Yield Retail Auto Loan $ 72,999 6.56% $ 72,262 6.48% $ 73,162 6.66% Retail Auto Loan (excl. hedge impact) 6.83% 6.77% 6.66% Auto Lease (net of depreciation) 9,317 7.89% 9,068 4.10% 8,525 6.24% Commercial Auto 21,265 3.30% 26,106 3.55% 33,273 4.59% Corporate Finance 6,188 5.40% 6,580 5.64% 5,166 7.14% (1) Mortgage 17,096 3.00% 17,422 3.15% 17,723 3.51% (2) 53,248 1.43% 45,092 1.87% 36,467 2.82% Cash, Securities and Other Total Earning Assets $ 1 80,113 4.35% $ 176,530 4.39% $ 1 74,316 5.14% (3)(6) Unsecured Debt $ 12,315 5.74% $ 11,627 6.11% $ 13,164 6.15% Secured Debt 6,154 2.94% 8,122 2.64% 9,860 3.02% (4) Deposits 132,964 1.35% 127,014 1.72% 117,638 2.22% (5) 14,427 2.36% 16,567 2.25% 19,996 2.48% Other Borrowings (3) $ 1 65,860 1.82% $ 163,330 2.13% $ 160,658 2.62% Total Funding Sources (3) 2.67% 2.42% 2.72% NIM (excluding Core OID) NIM (as reported) 2.65% 2.40% 2.70% (1) Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate & Other segment. (2) ‘Other’ includes Ally Lending held-for-investment consumer loans. (3) Represents a non-GAAP financial measure. Excludes Core OID and Core OID balance. See page 37 for calculation methodology and details. (4) Includes retail, brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow and other deposits). (5) Includes Demand Notes, FHLB borrowings and Repurchase Agreements. (6) Includes trust preferred securities. 3Q 2020 Preliminary Results 12

Deposits

- **Deposits of $134.9 billion, up $15.7 billion or 13% YoY**
  - Retail deposits of $120.8 billion, up $5.0 billion QoQ, highest 3rd quarter growth
  - Steady customer retention rate of 96%
- **2.2 million retail deposit customers, up 14% YoY**
  - 40th consecutive quarter of customer growth
  - 78 thousand new customers added in 3Q
  - Ally's highest 3rd quarter growth
- **Strong adoption among 'Smart Savings Tools' with 29% of OSA customers enrolling at time of account opening**

Retail Deposit Balances



($ billions, EoP)
Retail
Brokered / Other
Customer Retention Rate
$119.2
$17.9
96%
$101.3
$120.8
$17.0
96%
$103.7
$122.3
$16.3
96%
$106.1
$131.0
$15.2
96%
$115.8
$134.9
$14.1
96%
$120.8
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20

Note: Brokered includes sweep deposits. Other includes mortgage escrow and other deposits. See page 30 for Customer Retention Rate definition.

Deposit Mix & Retail Portfolio Rate



Brokered / Other
Retail CD
MMA/OSA/Checking
Avg. Retail Portfolio Interest Rate
49%
2.14%
36%
15%
49%
2.02%
37%
14%
49%
1.88%
38%
13%
53%
1.64%
36%
11%
56%
1.26%
34%
10%
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20

Note: Brokered includes sweep deposits. Other includes mortgage escrow and other deposits.

Retail Deposit Customers



(thousands)
1,105
43
41
28
56
49
52
41
59
41
57
72
120
100
72
71
94
78
2,211
1Q 2Q 3Q 4Q
2016
2017
2018
2019
2020

3Q 2020 Preliminary Results

ally do it right.

13

Capital Ratios & Shareholder Distributions

- **Preliminary 3Q 2020 CET1 ratio of 10.4%**
  - Elevated capital position reflects higher earnings, lower commercial floorplan balances and suspension of share repurchase program
- **Ally's Board of Directors approved a $0.19 per share common dividend for 4Q 2020**
- **CCAR 2020 capital plan resubmission on track for early-November**
- **Ally is subject to Federal Reserve guidance for banks >$100B in size regarding suspension of share buybacks & dividend restrictions through 12/31/20**

Capital Ratios and Risk-Weighted Assets



12.8%
11.2%
9.6%
$146
12.8%
11.2%
9.5%
$145
12.8%
10.9%
9.3%
$146
13.8%
11.9%
10.1%
$137
14.1%
12.1%
10.4%
$138
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
Risk-Weighted Assets ($B)
Total Capital Ratio
Tier 1 Ratio
CET1 Ratio

Note: For more details on the final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 31 for definition.

Capital Deployment Actions

Outstanding Shares *(# millions)*



484
475
467
462
452
444
437
433
426
417
405
400
393
384
374
373
374
374
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2016
2017
2018
2019
2020

Dividend Per Share



$0.08
$0.08
$0.08
$0.08
$0.12
$0.12
$0.13
$0.13
$0.15
$0.15
$0.17
$0.17
$0.17
$0.17
$0.19
$0.19
$0.19
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2016
2017
2018
2019
2020

3Q 2020 Preliminary Results

ally do it right. | 14

Asset Quality: Key Metrics Consolidated Net Charge-Offs Net Charge-Off Activity Allowance as % of Annualized NCOs Annualized NCO Rate ($ millions) Variance 550% 500% Net Charge-Offs 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 450% Retail Auto $ 172 $ 253 $ 271 $ 262 $ 137 $ 117 0.91% 400% 0.85% 0.84% 0.83% 350% Commercial Auto 1 1 10 2 1 4 0.73% 691% 300% 0.58% Mortgage Finance - - - - - 1 250% 0.56% 471% 200% Corporate Finance 11 15 6 - 38 - 0.41% 150% 305% Ally Lending - - 5 4 4 2 100% 176% 136% (1) 119% 115% 109% 50% Corp/Other (2) (2) (2) (2) (2) (2) 0% Total $ 182 $ 267 $ 290 $ 266 $ 178 $ 122 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 (1) Corp/Other includes legacy Mortgage HFI portfolio. Note: Above loans are classified as held-for-investment and recorded at gross carrying value. Retail Auto Delinquencies Retail Auto Net Charge-Offs (60+ DPD) 1.00% $500 $480 $460 $440 $420 0.75% $400 0.70% $380 0.66% 0.66% $360 1.49% $340 1.48% 1.44% 0.56% $320 1.38% 0.50% $300 0.48% 0.47% 1.32% 0.47% $280 $540 $260 $495 $240 $480 $478 $271 $220 $262 $259 $405 $253 $200 $234 $345 $350 $341 $180 0.95% $160 $140 0.76% $172 $120 0.00% $100 0.64% $137 $80 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 $60 $117 $40 $20 $0 Delinquent Contracts ($M) Delinquency Rate 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 30+ DPD ($M and %) Net Charge-Offs ($M) Annualized NCO Rate 3.55% 2.56% 2.90% 3.32% 3.61% 3.19% 2.20% 2.25% $2,501 $1,833 $2,113 $2,428 $2,616 $2,322 $1,599 $1,658 Note: Includes accruing contracts only. Days-past-due (“DPD”) Note: See page 30 for definition. 3Q 2020 Preliminary Results 15Asset Quality: Key Metrics Consolidated Net Charge-Offs Net Charge-Off Activity Allowance as % of Annualized NCOs Annualized NCO Rate ($ millions) Variance 550% 500% Net Charge-Offs 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 450% Retail Auto $ 172 $ 253 $ 271 $ 262 $ 137 $ 117 0.91% 400% 0.85% 0.84% 0.83% 350% Commercial Auto 1 1 10 2 1 4 0.73% 691% 300% 0.58% Mortgage Finance - - - - - 1 250% 0.56% 471% 200% Corporate Finance 11 15 6 - 38 - 0.41% 150% 305% Ally Lending - - 5 4 4 2 100% 176% 136% (1) 119% 115% 109% 50% Corp/Other (2) (2) (2) (2) (2) (2) 0% Total $ 182 $ 267 $ 290 $ 266 $ 178 $ 122 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 (1) Corp/Other includes legacy Mortgage HFI portfolio. Note: Above loans are classified as held-for-investment and recorded at gross carrying value. Retail Auto Delinquencies Retail Auto Net Charge-Offs (60+ DPD) 1.00% $500 $480 $460 $440 $420 0.75% $400 0.70% $380 0.66% 0.66% $360 1.49% $340 1.48% 1.44% 0.56% $320 1.38% 0.50% $300 0.48% 0.47% 1.32% 0.47% $280 $540 $260 $495 $240 $480 $478 $271 $220 $262 $259 $405 $253 $200 $234 $345 $350 $341 $180 0.95% $160 $140 0.76% $172 $120 0.00% $100 0.64% $137 $80 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 $60 $117 $40 $20 $0 Delinquent Contracts ($M) Delinquency Rate 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 30+ DPD ($M and %) Net Charge-Offs ($M) Annualized NCO Rate 3.55% 2.56% 2.90% 3.32% 3.61% 3.19% 2.20% 2.25% $2,501 $1,833 $2,113 $2,428 $2,616 $2,322 $1,599 $1,658 Note: Includes accruing contracts only. Days-past-due (“DPD”) Note: See page 30 for definition. 3Q 2020 Preliminary Results 15

Asset Quality: Coverage & Reserves

- **Expect full-year 2020 retail auto net-charge-offs < 1.2%**

Consolidated Coverage Ratio



($ billions)
Reserve - $
Reserve - %
0.99%
0.99%
2.03%
2.54%
2.85%
2.87%
$1.3B
$1.3B
$2.6B
$3.2B
$3.4B
$3.4B
3Q 19
4Q 19
CECL Day 1
1Q 20
2Q 20
3Q 20

Retail Auto Coverage Ratio



($ billions)
Reserve - $
Reserve - %
1.50%
1.49%
3.34%
3.91%
4.09%
4.06%
$1.1
$1.1
$2.4
$2.8
$3.0
$3.0
3Q 19
4Q 19
CECL Day 1
1Q 20
2Q 20
3Q 20

Consolidated QoQ Reserve Walk

($ millions)

2Q'20 Reserve	1 Net charge-off's replenished	2 Δ in portfolio Size	3 All other incl. macroeconomic	3Q'20 Reserve
$3,354	$122	$59	($34)	$3,379

3Q 2020 Preliminary Results

ally do it right. | 16

Auto: COVID-19 Deferral Program Update

- **Ally provided COVID-19 assistance to ~30% or ~1.3M consumer auto accounts | ~99% expired as of 9/30/20**
- **Customer Engagement: Rolled out enhanced digital portal & new communication technology during 3Q**
- **Preparedness: Ongoing utilization of scalable staffing model & resource capabilities**

Ally Deferral Population Trends

% of Consumer Auto Accounts by Status



30%
25%
20%
15%
10%
5%
0%
Mar'20
Apr'20
May'20
Jun'20
Jul'20
Aug'20
Sep'20
1.0%
2.4%
26.6%
Deferral Population @ 9/30/2020
3% Expired: Re-extended
8% Expired: 30+ Delinquent or Charged-off
89% Expired: Current[(1)] or Paid-in-full

Note: Consumer Auto deferral program data as of 9/30/2020.

(1) Current accounts are < 30 days past due.

3Q 2020 Preliminary Results

ally do it right. | 17

Auto Finance

- **Pre-tax income of $566 million, up $137 million YoY and up $237 million QoQ**
  - Net financing revenue up YoY and QoQ due to higher gains on off-lease vehicles and increased retail revenue
  - Provision expense reflects lower net charge-off activity
  - Noninterest expense reflects staffing and investments in servicing and collections activities
- **Earning assets of $104.8 billion, down $10.1 billion YoY and up $1.6 billion QoQ**
  - Commercial balances bottomed in July, with modest growth in August and September
  - Consumer balances up modestly YoY and QoQ
- **Market-leading, adaptable franchise continuing to deliver innovative solutions for dealers and customers**
  - Application volume and origination flow remained robust, including strong consumer demand for Used
  - All participating dealers who deferred wholesale charges as part of the COVID-19 Dealer Assistance Plan are current
    - Remittance payments remain ahead of schedule

		Increase/(Decrease) vs.	
Key Financials *($ millions)*	**3Q 20**	**2Q 20**	**3Q 19**
Net financing revenue	$ 1,102	$ 113	$ 24
Total other revenue	61	21	2
Total net revenue	1,163	134	26
Provision for credit losses	128	(128)	(137)
Noninterest expense[(1)]	469	25	26
Pre-tax income	$ 566	$ 237	$ 137
U.S. auto earning assets (EOP)	$ 104,792	$ 1,618	$ (10,085)
Key Statistics			
Remarketing gains ($ millions)	$ 70	$ 81	$ 42
Average gain per vehicle	$ 2,437	$ 2,858	$ 1,494
Off-lease vehicles terminated *(On-balance sheet - # in units)*	28,917	2,132	(1,068)
Application Volume (# thousands)	3,240	142	6

(1) Noninterest expense includes corporate allocations of $190 million in 3Q 2020, $197 million in 2Q 2020, and $184 million in 3Q 2019.

Retail Auto Trends



Portfolio Yield (ex. hedge)
Est. Retail Auto Originated Yield (2)
Retail Auto NCO %
7.53%
7.33%
7.55%
7.59%
7.50%
7.07%
7.25%
7.10%
6.95%
6.17%
6.34%
6.46%
6.57%
6.66%
6.74%
6.66%
6.77%
6.83%
1.32%
1.48%
1.32%
0.95%
1.38%
1.49%
1.44%
0.76%
0.64%
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20

(2) Estimated Retail Auto Originated Yield is a forward-looking non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. See page 31 for details.

3Q 2020 Preliminary Results
ally do it right. | 18

Auto Finance Key Metrics

Consumer Originations

($ billions; % of $ originations)


685
688
691
686
685
687
$9.7
$9.3
$8.1
$9.1
$7.2
$9.8
50%
46%
44%
50%
50%
50%
25%
28%
29%
26%
28%
29%
25%
26%
27%
24%
22%
21%
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
GM
Chrysler
Growth
Retail Auto - Weighted average FICO

Note: See page 30 for definition.

Consumer Origination Mix

(% of $ originations)


54%
50%
49%
55%
60%
55%
11%
14%
14%
13%
12%
14%
35%
36%
37%
32%
28%
31%
12%
11%
12%
12%
12%
11%
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
New Retail
Lease
Used
Nonprime % of Total Retail

Note: See page 30 for definition.

Consumer Assets

(End of period, $ billions)


$81.2
$81.5
$81.1
$81.5
$81.5
$82.9
$8.4
$8.7
$8.9
$9.1
$9.1
$9.5
$72.7
$72.9
$72.3
$72.5
$72.4
$73.5
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
Retail
Lease

Commercial Assets

(Average balance, $ billions)


$34.8
$33.3
$31.9
$30.5
$26.1
$21.3
$5.7
$5.8
$5.6
$5.3
$5.9
$5.9
$29.0
$27.5
$26.3
$25.1
$20.2
$15.4
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
Dealer Floorplan
Other Dealer Loans

Note: Held-for-investment (HFI) asset balances reflect the average daily balance for the quarter.

3Q 2020 Preliminary Results
ally do it right. | 19

Insurance

- **Pre-tax income of $78 million, up $22 million YoY and down $50 million QoQ**
  - Results positively impacted by realized and unrealized gains on equity securities YoY, negative impact QoQ
- **Core pre-tax income[1] of $65 million, flat YoY and up $26 million QoQ**
  - Earned premiums down YoY reflecting lower dealer inventories
  - Weather losses higher YoY reflecting active storm season and seasonally lower QoQ
  - Investment income driven by higher realized gains YoY and lower realized gains QoQ
- **Written premiums of $333 million in 3Q 2020**
  - Reflects YoY COVID-19 impact on lower vehicle inventories, experienced increased retail activity QoQ
- **AM Best affirmed the Financial Strength Rating of A- for Ally Insurance**

Key Financials *($ millions)*	3Q 20	Increase/(Decrease) vs. 2Q 20	Increase/(Decrease) vs. 3Q 19
Premiums, service revenue earned and other	$ 279	$ 13	$ (4)
Losses and loss adjustment expenses	85	(57)	11
Acquisition and underwriting expenses[2]	183	3	10
Total underwriting income (loss)	11	67	(25)
Investment income and other (adjusted)[1]	54	(41)	25
Core pre-tax income[1]	$ 65	$ 26	$ (0)
Change in fair value of equity securities[1]	13	(76)	22
Pre-tax income	$ 78	$ (50)	$ 22
Total assets (EOP)	$ 8,944	$ 204	$ 466

Key Statistics - Insurance Ratios	3Q 20	2Q 20	3Q 19
Loss ratio	30.3%	53.4%	26.1%
Underwriting expense ratio	65.8%	67.4%	61.4%
Combined ratio	96.1%	120.9%	87.5%

(1) *Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 36 for details.*

(2) *Noninterest expense includes corporate allocations of $17 million in 3Q 2020, $17 million in 2Q 2020, and $14 million in 3Q 2019.*

Insurance Losses

($ millions)



$59
$23
$6
$30
$127
$25
$69
$33
$74
$24
$17
$33
$61
$24
$6
$31
$74
$27
$15
$32
$142
$28
$86
$28
$85
$25
$26
$34
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
VSC Losses
Weather Losses
Other Losses

Insurance Written Premiums

($ millions)



$278
$323
$298
$305
$314
$357
$335
$317
$267
$333
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20

3Q 2020 Preliminary Results

ally do it right. | 20

Corporate Finance

- **Pre-tax income of $60 million, up $16 million YoY and up $28 million QoQ**
  - Net financing revenue increase YoY reflects higher loan balances
- **$5.9 billion held-for-investment portfolio, up 17% YoY**
  - Credit continues to perform well despite current economic backdrop – risk management activities remain disciplined
  - Growth in commitments reflects focused, steady origination activities – utilization levels remain low

Key Financials ($ millions)	3Q 20	Increase/(Decrease) vs. 2Q 20	Increase/(Decrease) vs. 3Q 19
Net financing revenue	$ 75	$ (2)	$ 15
Adjusted total other revenue (1)	8	3	(2)
Adjusted total net revenue (1)	83	1	13
Provision for credit losses	1	(24)	(2)
Noninterest expense(2)	23	(3)	1
Core pre-tax income (1)	$ 59	$ 28	$ 14
Change in fair value of equity securities (1)	1	0	2
Pre-tax income	$ 60	$ 28	$ 16
Total assets (EOP)	$ 5,995	$ (211)	$ 720

(1) *Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 36 for details.*

(2) *Noninterest expense includes corporate allocations of $8 million in 3Q 2020, $8 million in 2Q 2020, and $7 million in 3Q 2019.*

Key Portfolio Metrics(3)

47%	~65%	0%
Asset Based Lending	Portfolio w/ LIBOR Floor	Direct Gas & Oil Exposure

Corporate Finance Outstandings Loan Portfolio by Industry - 9/30/2020



Services
Manufacturing
Other
Construction 1%
Wholesale 3%
Chemicals & Metals 4%
Other 4%
Paper Printing & Publishing 1%
Food And Beverages 3%
Financial Services 19%
Health Services 22%
Other Services 21%
Retail Trade 1%
Auto & Transportation 11%
Machinery, Equip. Elect. 7%
Other Manufactured Prod. 3%

(3) *As of 9/30/2020*

Corporate Finance HFI Loans and Unfunded Commitments
(end of period balances, $ billions)



$2.3
$5.0
$2.6
$5.7
$2.5
$6.5
$3.5
$6.0
$3.8
$5.9
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
Held-for-investment loans
Unfunded Commitments

3Q 2020 Preliminary Results

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21

Mortgage Finance

- **Pre-tax income of $26 million, up $15 million YoY and up $18 million QoQ**
  - Net financing revenue declined YoY reflecting ongoing elevated prepayment activity
  - Other revenue up YoY and QoQ reflecting strong gain-on-sale activity
- **Direct-to-consumer originations of $1.3 billion in 3Q – demonstrates continued momentum**
  - 54% of 3Q originations from Ally customers
  - 63% of originations from refinance activity
- **COVID-19 deferral program**
  - 1.9% of HFI portfolio remains in COVID-19 forbearance program(3)

Key Financials ($ millions)	3Q 20	Increase/(Decrease) vs. 2Q 20	Increase/(Decrease) vs. 3Q 19
Net financing revenue	$ 30	$ -	$ (9)
Total other revenue	36	17	26
Total net revenue	$ 66	$ 17	$ 17
Provision for credit losses	-	(3)	-
Noninterest expense(1)	40	2	2
Pre-tax income	$ 26	$ 18	$ 15
Total assets (EOP)	$ 15,503	$ (1,166)	$ (1,080)

Mortgage Finance HFI Portfolio	3Q 20	2Q 20	3Q 19
Net Carry Value ($ billions)	$ 15.1	$ 16.4	$ 15.8
Wtd. Avg. LTV/CLTV (2)	60.3%	60.4%	60.7%
Refreshed FICO	776	774	774

(1) Noninterest expense includes corporate allocations of $19 million in 3Q 2020, $20 million in 2Q 2020, and $20 million in 3Q 2019.

(2) 1st lien only. Updated home values derived using a combination of appraisals, Broker price opinion (BPOs), Automated Valuation Models (AVMs) and Metropolitan Statistical Area (MSA) level house price indices.

Mortgage Finance Direct-to-Consumer (DTC) Originations
($ billions)



$0.8
28%
72%
$1.0
27%
73%
$0.7
41%
59%
$1.2
55%
45%
$1.3
66%
34%
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
HFI
HFS

Mortgage Finance Held-for-Investment Assets
($ billions)



Bulk Purchase Activity
$0.8
$0.7
$0.5
$1.9
$0.7
$15.8
$16.2
$15.9
$16.4
$15.2
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20

(3) As of 9/30/2020 for the Mortgage Finance HFI portfolio.

3Q 2020 Preliminary Results

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Strategic Priorities Relentless Customer Focus and ‘Do It Right’ Culture Leading, adaptable Auto & Insurance businesses Lending and digitally-based Ally Bank platform Consumer & Commercial Ongoing customer growth & relationship Savings & deepening across scalable platforms Insurance Checking Accelerated growth in expanded product offerings Servicing Efficient & disciplined risk management and & Customer Investing capital deployment Solutions Focus on long-term execution & sustainable Payments returns across all products Steady execution in current environment | Delivering on long-term strategic objectives 3Q 2020 Preliminary Results 23Strategic Priorities Relentless Customer Focus and ‘Do It Right’ Culture Leading, adaptable Auto & Insurance businesses Lending and digitally-based Ally Bank platform Consumer & Commercial Ongoing customer growth & relationship Savings & deepening across scalable platforms Insurance Checking Accelerated growth in expanded product offerings Servicing Efficient & disciplined risk management and & Customer Investing capital deployment Solutions Focus on long-term execution & sustainable Payments returns across all products Steady execution in current environment | Delivering on long-term strategic objectives 3Q 2020 Preliminary Results 23

Supplemental 3Q 2020 Preliminary Results 24Supplemental 3Q 2020 Preliminary Results 24

Supplemental Results by Segment Pre-Tax Income ($ millions) 3Q 20 2Q 20 3Q 19 Automotive Finance $ 566 $ 329 $ 429 Insurance 78 128 56 Dealer Financial Services $ 644 $ 457 $ 485 Corporate Finance 60 32 44 Mortgage Finance 26 8 11 Corporate and Other (9 8) (160) (4 0) Pre-tax income from continuing operations $ 632 $ 337 $ 500 (1) 9 9 7 Core OID (2) (1 3) (90) 11 Change in fair value of equity securities (3) - 50 - Repositioning and other (4) $ 628 $ 306 $ 519 Core pre-tax income (1) Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. (2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Reflects equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See pages 36 for details. (3) Repositioning and other include a $50 million Goodwill impairment at Ally Invest in 2Q 20. (4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations for Core OID, equity fair value adjustments related to ASU 2016-01, and, repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one- time items. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 36 for calculation methodology and details. 3Q 2020 Preliminary Results 25Supplemental Results by Segment Pre-Tax Income ($ millions) 3Q 20 2Q 20 3Q 19 Automotive Finance $ 566 $ 329 $ 429 Insurance 78 128 56 Dealer Financial Services $ 644 $ 457 $ 485 Corporate Finance 60 32 44 Mortgage Finance 26 8 11 Corporate and Other (9 8) (160) (4 0) Pre-tax income from continuing operations $ 632 $ 337 $ 500 (1) 9 9 7 Core OID (2) (1 3) (90) 11 Change in fair value of equity securities (3) - 50 - Repositioning and other (4) $ 628 $ 306 $ 519 Core pre-tax income (1) Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. (2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Reflects equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See pages 36 for details. (3) Repositioning and other include a $50 million Goodwill impairment at Ally Invest in 2Q 20. (4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations for Core OID, equity fair value adjustments related to ASU 2016-01, and, repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one- time items. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 36 for calculation methodology and details. 3Q 2020 Preliminary Results 25

Supplemental

Funding

- **Ally's deposit portfolio growth has consistently reduced reliance on wholesale funding markets**
  - In Sep-20, Ally paid down $2.5 billion of fixed rate FHLB borrowings at a weighted average coupon of ~2.8%
- **Wide array of funding sources, expect to maintain access to wholesale funding markets**
  - During September 2020, Ally issued $750 million of 1.45% senior unsecured notes due October 2, 2023

Ally Financial Ratings Details

	LT Debt	ST Debt	Outlook	Date
Fitch	BBB-	F3	Negative	8/12/2020
Moody's	Ba1	Not Prime	Stable	5/12/2020
S&P	BBB-	A-3	Negative	5/4/2020
DBRS	BBB (Low)	R-3	Negative	4/21/2020

Note: Ratings and Outlook as of 9/30/2020. Our borrowing costs and access to the capital markets could be negatively impacted if our credit ratings are downgraded or otherwise fail to meet investor expectations or demands.

Unsecured Long-Term Debt Maturities[(1)]

Maturity Date	Coupon	Principal Amount Outstanding[(2)] *($ billions)*
9/15/2020	*7.50*	*$0.46*
4/15/2021	4.25	$0.60
2022	4.32	$1.05
2023+[(3)]	5.47	$7.79

(1) Excludes retail notes, demand notes and trust preferred securities; as of 9/30/2020.
(2) Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.
(3) Weighted average coupon based on notional value and corresponding coupon for all unsecured bonds as of January 1st of the respective year. Does not reflect weighted average interest expense for the respective year. 2023+ excludes ~$2.6 billion Trust Preferred securities (excluding OID/issuance costs).

Wholesale Funding Issuance

Term ABS and Term Unsecured Issuance



($ billions)
AART (Ally Bank - Retail Auto)
AMOT (Ally Bank - Floorplan)
AFIN (AFI-Retail Auto)
AART-SN (Ally Bank - Lease)
$7.9
$0.8
$4.0
$1.3
$1.8
$4.9
$2.5
$2.4
$6.5
$0.5
$1.4
$4.6
$7.3
$1.8
$2.6
$3.0
$3.5
$3.5
2015
2016
2017
2018
2019
2020

Term Unsecured Issuance

2015	2016	2017	2018	2019	2020
$5.4	$0.9	$0.0	$0.0	$0.8	$2.3

Note: Term ABS shown includes funding amounts (notes sold) at new issue, and does not include private offerings sold at a later date.

3Q 2020 Preliminary Results

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Supplemental

Corporate and Other

- **Corporate and Other includes impact of centralized asset & liability management, corporate allocation activities, legacy mortgage portfolio, Ally Invest and Ally Lending activities**
- **Pre-tax loss of $98 million, down $58 million YoY and up $62 million QoQ**
  - Net financing loss down YoY due to lower benchmark rates and higher cash balances
  - Total other revenue down QoQ and YoY driven by loss on early paydown of certain FHLB borrowings
  - Provision expense increased YoY driven by higher originations at Ally Lending
  - Noninterest expense up YoY primarily driven by the addition of Ally Lending in 4Q'19, down QoQ due to Goodwill impairment at Ally Invest in 3Q'20
- **Total assets of $51.5 billion, up $15.4 billion YoY, driven by elevated cash balances**
- **COVID-19 Relief Program includes 120-day payment deferral for customers at Ally Lending**
  - <1% of total accounts still active(4)

Key Financials *($ millions)*	3Q 20	Increase/(Decrease) vs. 2Q 20	Increase/(Decrease) vs. 3Q 19
Net financing (loss)	$ (15)	$ 39	$ (12)
Total other revenue	40	(12)	(6)
Total net revenue	$ 25	$ 27	$ (18)
Provision for credit losses	18	15	23
Noninterest expense	105	(50)	17
Pre-tax (loss)	$ (98)	$ 62	$ (58)
Core OID (1)	9	0	2
Repositioning and other (2)	-	(50)	-
Core pre-tax (loss) (2)	$ (89)	$ 12	$ (56)
Cash & securities	$ 45,775	$ 1,364	$ 15,330
Held-for-investment loans, net(3)	1,552	(65)	11
Other	4,135	(267)	68
Total assets	$ 51,462	$ 1,032	$ 15,409

(1) Represents a non-GAAP financial measure. See page 37 for details.
(2) Represents a non-GAAP financial measure. See page 36 for calculation methodology and details.
(3) HFI legacy mortgage portfolio and HFI Ally Lending portfolio

Ally Invest Details (brokerage)	3Q 20	2Q 20	3Q 19
Net Funded Accounts *(thousands)*	399.8	388.3	346.0
Average Customer Trades Per Day *(thousands)*	58.7	60.7	17.7
Total Customer Cash Balances *($ millions)*	$ 1,882	$ 1,891	$ 1,272
Total Net Customer Assets *($ millions)*	$ 11,061	$ 9,603	$ 7,151

(4) As of 9/30/2020.

3Q 2020 Preliminary Results

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Supplemental Interest Rate Sensitivity (1) Net Financing Revenue Impacts : Baseline vs. Forward Curve 3Q 20 2Q 20 (2) (2) ($ millions) Gradual Instantaneous Gradual Instantaneous (3) -25 bps $ (1) $ (36) n/a n/a +100 bps $ 88 $ 181 $ 66 $ 98 Stable rate environment n/m $ 3 n/m $ (3) (1) Net financing revenue impacts reflect a rolling 12-month view. See page 30 for additional details. (2) Gradual changes in interest rates are recognized over 12 months. (3) The -100bps shock has been replaced with a -25bps shock, given low interest rate environment. 3Q 2020 Preliminary Results 28Supplemental Interest Rate Sensitivity (1) Net Financing Revenue Impacts : Baseline vs. Forward Curve 3Q 20 2Q 20 (2) (2) ($ millions) Gradual Instantaneous Gradual Instantaneous (3) -25 bps $ (1) $ (36) n/a n/a +100 bps $ 88 $ 181 $ 66 $ 98 Stable rate environment n/m $ 3 n/m $ (3) (1) Net financing revenue impacts reflect a rolling 12-month view. See page 30 for additional details. (2) Gradual changes in interest rates are recognized over 12 months. (3) The -100bps shock has been replaced with a -25bps shock, given low interest rate environment. 3Q 2020 Preliminary Results 28

Supplemental

Deferred Tax Asset

Deferred Tax Asset / (Liability) ($ millions)	3Q 20[1] Gross DTA/(DTL) Balance	3Q 20[1] Valuation Allowance	3Q 20[1] Net DTA/(DTL) Balance	2Q 20[1] Net DTA/(DTL) Balance
Net Operating Loss (Federal)	$ 7	$ -	$ 7	$ 7
Tax Credit Carryforwards	1,835	(750)	1,085	956
State/Local Tax Carryforwards	149	(107)	42	36
Other Deferred Tax Liabilities, net [2]	(1,057)	-	(1,057)	(862)
Net Deferred Tax Asset / (Liability)	**$ 934**	**$ (857)**	**$ 77**	**$ 137**

(1) GAAP does not prescribe a method for calculating individual elements of deferred taxes for interim periods; therefore, these balances are estimates.

(2) Primarily book / tax timing differences, including loan loss reserves impact of ~$0.3 billion related to CECL implementation.

Deferred Tax Asset / (Liability) Utilization


($ millions)
Net GAAP DTA / (DTL) Balance
Disallowed DTA
$48
$39
-$9
$25
$215
$20
$137
$18
$77
$17
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20

3Q 2020 Preliminary Results

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Supplemental Notes on Non-GAAP and Other Financial Measures The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core pre-tax income, Core net income attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Adjusted other revenue, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net financing revenue (excluding Core OID), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document. 1) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 36 for calculation methodology and details. 2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See page 32 for calculation methodology and details. 3) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. See page 37 for calculation methodology and details. 4) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 37 for calculation methodology and details 5) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt. 6) Interest rate risk modeling – We prepare our forward-looking baseline forecasts of net financing revenue taking into consideration anticipated future business growth, asset/liability positioning, and interest rates based on the implied forward curve. The analysis is highly dependent upon a variety of assumptions including the repricing characteristics of retail deposits with both contractual and non-contractual maturities. We continually monitor industry and competitive repricing activity along with other market factors when contemplating deposit pricing actions. Please see the 10-Q for more details. 7) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. 8) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 33 for more details. 9) U.S. consumer auto originations ▪ New Retail – standard and subvented rate new vehicle loans ▪ Lease – new vehicle lease originations ▪ Used – used vehicle loans ▪ Growth – total originations from non-GM/Chrysler dealers and direct-to-consumer loans ▪ Nonprime – originations with a FICO® score of less than 620 10) Customer retention rate is the annualized 3-month rolling average of 1 minus the monthly attrition rate; excludes non-recurring escheatment. 3Q 2020 Preliminary Results 30Supplemental Notes on Non-GAAP and Other Financial Measures The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core pre-tax income, Core net income attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Adjusted other revenue, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net financing revenue (excluding Core OID), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document. 1) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 36 for calculation methodology and details. 2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See page 32 for calculation methodology and details. 3) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. See page 37 for calculation methodology and details. 4) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 37 for calculation methodology and details 5) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt. 6) Interest rate risk modeling – We prepare our forward-looking baseline forecasts of net financing revenue taking into consideration anticipated future business growth, asset/liability positioning, and interest rates based on the implied forward curve. The analysis is highly dependent upon a variety of assumptions including the repricing characteristics of retail deposits with both contractual and non-contractual maturities. We continually monitor industry and competitive repricing activity along with other market factors when contemplating deposit pricing actions. Please see the 10-Q for more details. 7) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. 8) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 33 for more details. 9) U.S. consumer auto originations ▪ New Retail – standard and subvented rate new vehicle loans ▪ Lease – new vehicle lease originations ▪ Used – used vehicle loans ▪ Growth – total originations from non-GM/Chrysler dealers and direct-to-consumer loans ▪ Nonprime – originations with a FICO® score of less than 620 10) Customer retention rate is the annualized 3-month rolling average of 1 minus the monthly attrition rate; excludes non-recurring escheatment. 3Q 2020 Preliminary Results 30

Supplemental Notes on Non-GAAP and Other Financial Measures 11) Estimated Retail Auto Originated Yield is a forward-looking non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. At this time there currently is no comparable GAAP financial measure for Estimated Retail Auto Originated Yield and therefore this forecasted estimate of yield at the time of origination cannot be quantitatively reconciled to comparable GAAP information. 12) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extends through December 31, 2021. Beginning on January 1, 2022, we will be required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and plan to phase in the regulatory capital impacts of CECL based on this five-year transition period. 3Q 2020 Preliminary Results 31Supplemental Notes on Non-GAAP and Other Financial Measures 11) Estimated Retail Auto Originated Yield is a forward-looking non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. At this time there currently is no comparable GAAP financial measure for Estimated Retail Auto Originated Yield and therefore this forecasted estimate of yield at the time of origination cannot be quantitatively reconciled to comparable GAAP information. 12) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extends through December 31, 2021. Beginning on January 1, 2022, we will be required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and plan to phase in the regulatory capital impacts of CECL based on this five-year transition period. 3Q 2020 Preliminary Results 31

Supplemental GAAP to Core Results: Adjusted EPS - Quarterly Adjusted Earnings per Share ( Adjusted EPS ) QUARTERLY TREND 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 Numerator ($ millions) GAAP net income (loss) attributable to common shareholders $ 476 $ 241 $ (319) $ 378 $ 381 $ 582 $ 374 $ 290 $ 374 $ 349 $ 250 $ 181 $ 282 Discontinued operations, net of tax - 1 - 3 - 2 1 (1) - (1) 2 (2) (2) Core OID 9 9 8 8 7 7 7 23 22 21 20 19 18 Repositioning items - 50 - - - - - - - - - - - Change in the fair value of equity securities (13) (90) 185 (29) 11 (2) (70) 95 (6) (8) 40 - - Tax on Core OID, repositioning items, & change in the fair value of equity securities 1 17 (41) 4 (4) (1) 13 (25) (3) (3) (13) (7) (6) (assumes 21% tax rate starting in 1Q18, 35% prior) Significant discrete tax items - - - - - (201) - - - - - 119 - Core net income (loss) attributable to common shareholders [a] $ 473 $ 228 $ (166) $ 364 $ 396 $ 387 $ 325 $ 382 $ 386 $ 358 $ 300 $ 310 $ 292 Denominator Weighted-average common shares outstanding - (Diluted, thousands) [b] 377,011 375,762 375,723 383,391 392,604 399,916 405,959 414,750 424,784 432,554 438,931 444,985 451,078 0 Metric GAAP EPS $ 1.26 $ 0.64 $ (0.85) $ 0.99 $ 0.97 $ 1.46 $ 0.92 $ 0.70 $ 0.88 $ 0.81 $ 0.57 $ 0.41 $ 0.63 Discontinued operations, net of tax - 0 .00 - 0.01 - 0 .01 0.00 (0.00) - (0.00) 0 .00 (0.00) (0.00) Core OID 0 .02 0.02 0.02 0 .02 0.02 0.02 0 .02 0.06 0.05 0.05 0.05 0.04 0.04 Repositioning items - 0 .13 - - - - - - - - - - - Change in the fair value of equity securities (0.04) (0.24) 0.49 (0.08) 0 .03 (0.01) (0.17) 0.23 (0.01) (0.02) 0 .09 - - Tax on Core OID, repositioning items, & change in the fair value of equity securities 0.00 0.05 (0.11) 0.01 (0.01) (0.00) 0 .03 (0.06) (0.01) (0.01) (0.03) (0.02) (0.01) (assumes 21% tax rate starting in 1Q18, 35% prior) Significant discrete tax items - - - - - (0.50) - - - - - 0 .27 - Adjusted EPS [a] / [b] $ 1.25 $ 0.61 $ (0.44) $ 0.95 $ 1.01 $ 0.97 $ 0.80 $ 0.92 $ 0.91 $ 0.83 $ 0.68 $ 0.70 $ 0.65 Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods. 3Q 2020 Preliminary Results 32Supplemental GAAP to Core Results: Adjusted EPS - Quarterly Adjusted Earnings per Share ( Adjusted EPS ) QUARTERLY TREND 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 Numerator ($ millions) GAAP net income (loss) attributable to common shareholders $ 476 $ 241 $ (319) $ 378 $ 381 $ 582 $ 374 $ 290 $ 374 $ 349 $ 250 $ 181 $ 282 Discontinued operations, net of tax - 1 - 3 - 2 1 (1) - (1) 2 (2) (2) Core OID 9 9 8 8 7 7 7 23 22 21 20 19 18 Repositioning items - 50 - - - - - - - - - - - Change in the fair value of equity securities (13) (90) 185 (29) 11 (2) (70) 95 (6) (8) 40 - - Tax on Core OID, repositioning items, & change in the fair value of equity securities 1 17 (41) 4 (4) (1) 13 (25) (3) (3) (13) (7) (6) (assumes 21% tax rate starting in 1Q18, 35% prior) Significant discrete tax items - - - - - (201) - - - - - 119 - Core net income (loss) attributable to common shareholders [a] $ 473 $ 228 $ (166) $ 364 $ 396 $ 387 $ 325 $ 382 $ 386 $ 358 $ 300 $ 310 $ 292 Denominator Weighted-average common shares outstanding - (Diluted, thousands) [b] 377,011 375,762 375,723 383,391 392,604 399,916 405,959 414,750 424,784 432,554 438,931 444,985 451,078 0 Metric GAAP EPS $ 1.26 $ 0.64 $ (0.85) $ 0.99 $ 0.97 $ 1.46 $ 0.92 $ 0.70 $ 0.88 $ 0.81 $ 0.57 $ 0.41 $ 0.63 Discontinued operations, net of tax - 0 .00 - 0.01 - 0 .01 0.00 (0.00) - (0.00) 0 .00 (0.00) (0.00) Core OID 0 .02 0.02 0.02 0 .02 0.02 0.02 0 .02 0.06 0.05 0.05 0.05 0.04 0.04 Repositioning items - 0 .13 - - - - - - - - - - - Change in the fair value of equity securities (0.04) (0.24) 0.49 (0.08) 0 .03 (0.01) (0.17) 0.23 (0.01) (0.02) 0 .09 - - Tax on Core OID, repositioning items, & change in the fair value of equity securities 0.00 0.05 (0.11) 0.01 (0.01) (0.00) 0 .03 (0.06) (0.01) (0.01) (0.03) (0.02) (0.01) (assumes 21% tax rate starting in 1Q18, 35% prior) Significant discrete tax items - - - - - (0.50) - - - - - 0 .27 - Adjusted EPS [a] / [b] $ 1.25 $ 0.61 $ (0.44) $ 0.95 $ 1.01 $ 0.97 $ 0.80 $ 0.92 $ 0.91 $ 0.83 $ 0.68 $ 0.70 $ 0.65 Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods. 3Q 2020 Preliminary Results 32

Supplemental GAAP to Core Results: Adjusted TBVPS - Quarterly Adjusted Tangible Book Value per Share ( Adjusted TBVPS ) QUARTERLY TREND 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 Numerator ($ billions) GAAP common shareholder's equity $ 14.1 $ 13.8 $ 13.5 $ 14.4 $ 14.5 $ 14.3 $ 13.7 $ 13.3 $ 13.1 $ 13.1 $ 13.1 $ 13.5 $ 13.6 Goodwill and identifiable intangibles, net of DTLs (0.4) (0.4) (0.4) (0.5) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) Tangible common equity 13.7 1 3.4 1 3.1 1 4.0 14.2 1 4.0 13.4 13.0 12.8 1 2.8 1 2.8 13.2 1 3.3 Tax-effected Core OID balance (assumes 21% tax rate starting in 4Q17, 35% prior) (0.8) (0.8) (0.8) (0.8) (0.8) (0.9) (0.9) (0.9) (0.9) (0.9) (0.9) (0.9) (0.8) Adjusted tangible book value [a] $ 12.9 $ 12.6 $ 12.2 $ 13.1 $ 13.3 $ 13.2 $ 12.6 $ 12.1 $ 11.9 $ 12.0 $ 11.9 $ 12.3 $ 12.5 Denominator Issued shares outstanding (period-end, thousands) [b] 373,857 373,837 373,155 374,332 383,523 392,775 399,761 404,900 416,591 425,752 432,691 437,054 443,796 Metric GAAP common shareholder's equity per share $ 37.8 $ 37.0 $ 36.2 $ 38.5 $ 37.7 $ 36.4 $ 34.3 $ 32.8 $ 31.4 $ 30.9 $ 30.2 $ 30.9 $ 30.6 Goodwill and identifiable intangibles, net of DTLs per share (1.0) (1.0) (1.2) (1.2) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.6) Tangible common equity per share 3 6.7 3 5.9 3 5.0 3 7.3 3 7.0 3 5.7 3 3.6 3 2.1 30.7 30.2 2 9.6 3 0.2 29.9 Tax-effected Core OID balance (assumes 21% tax rate starting in 4Q17, 35% prior) per share (2.2) (2.2) (2.2) (2.2) (2.2) (2.2) (2.1) (2.1) (2.1) (2.1) (2.1) (2.1) (1.8) Adjusted tangible book value per share [a] / [b] $ 34.6 $ 33.7 $ 32.8 $ 35.1 $ 34.7 $ 33.6 $ 31.4 $ 29.9 $ 28.6 $ 28.1 $ 27.4 $ 28.1 $ 28.2 Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered, and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. Calculated Impact to Adjusted TBVPS from CECL Day-1 1Q 20 Numerator ($ billions) Adjusted tangible book value $ 12.2 CECL Day-1 impact to retained earnings, net of tax 1.0 Adjusted tangible book value less CECL Day-1 impact [a] $ 13.3 Denominator Issued shares outstanding (period-end, thousands) [b] 373,155 Metric Adjusted TBVPS $ 32.8 CECL Day-1 impact to retained earnings, net of tax per share 2.7 Adjusted tangible book value, less CECL Day-1 impact per share [a] / [b] $ 35.5 Ally adopted CECL on January 1, 2020. Upon implementation of CECL Ally recognized a reduction to our opening retained earnings balance of approximately $1.0 billion, net of income tax, which reflects a pre-tax increase to the allowance for loan losses of approximately $1.3 billion. This increase is almost exclusively driven by our consumer automotive loan portfolio. 3Q 2020 Preliminary Results 33Supplemental GAAP to Core Results: Adjusted TBVPS - Quarterly Adjusted Tangible Book Value per Share ( Adjusted TBVPS ) QUARTERLY TREND 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 Numerator ($ billions) GAAP common shareholder's equity $ 14.1 $ 13.8 $ 13.5 $ 14.4 $ 14.5 $ 14.3 $ 13.7 $ 13.3 $ 13.1 $ 13.1 $ 13.1 $ 13.5 $ 13.6 Goodwill and identifiable intangibles, net of DTLs (0.4) (0.4) (0.4) (0.5) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) Tangible common equity 13.7 1 3.4 1 3.1 1 4.0 14.2 1 4.0 13.4 13.0 12.8 1 2.8 1 2.8 13.2 1 3.3 Tax-effected Core OID balance (assumes 21% tax rate starting in 4Q17, 35% prior) (0.8) (0.8) (0.8) (0.8) (0.8) (0.9) (0.9) (0.9) (0.9) (0.9) (0.9) (0.9) (0.8) Adjusted tangible book value [a] $ 12.9 $ 12.6 $ 12.2 $ 13.1 $ 13.3 $ 13.2 $ 12.6 $ 12.1 $ 11.9 $ 12.0 $ 11.9 $ 12.3 $ 12.5 Denominator Issued shares outstanding (period-end, thousands) [b] 373,857 373,837 373,155 374,332 383,523 392,775 399,761 404,900 416,591 425,752 432,691 437,054 443,796 Metric GAAP common shareholder's equity per share $ 37.8 $ 37.0 $ 36.2 $ 38.5 $ 37.7 $ 36.4 $ 34.3 $ 32.8 $ 31.4 $ 30.9 $ 30.2 $ 30.9 $ 30.6 Goodwill and identifiable intangibles, net of DTLs per share (1.0) (1.0) (1.2) (1.2) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.6) Tangible common equity per share 3 6.7 3 5.9 3 5.0 3 7.3 3 7.0 3 5.7 3 3.6 3 2.1 30.7 30.2 2 9.6 3 0.2 29.9 Tax-effected Core OID balance (assumes 21% tax rate starting in 4Q17, 35% prior) per share (2.2) (2.2) (2.2) (2.2) (2.2) (2.2) (2.1) (2.1) (2.1) (2.1) (2.1) (2.1) (1.8) Adjusted tangible book value per share [a] / [b] $ 34.6 $ 33.7 $ 32.8 $ 35.1 $ 34.7 $ 33.6 $ 31.4 $ 29.9 $ 28.6 $ 28.1 $ 27.4 $ 28.1 $ 28.2 Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered, and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. Calculated Impact to Adjusted TBVPS from CECL Day-1 1Q 20 Numerator ($ billions) Adjusted tangible book value $ 12.2 CECL Day-1 impact to retained earnings, net of tax 1.0 Adjusted tangible book value less CECL Day-1 impact [a] $ 13.3 Denominator Issued shares outstanding (period-end, thousands) [b] 373,155 Metric Adjusted TBVPS $ 32.8 CECL Day-1 impact to retained earnings, net of tax per share 2.7 Adjusted tangible book value, less CECL Day-1 impact per share [a] / [b] $ 35.5 Ally adopted CECL on January 1, 2020. Upon implementation of CECL Ally recognized a reduction to our opening retained earnings balance of approximately $1.0 billion, net of income tax, which reflects a pre-tax increase to the allowance for loan losses of approximately $1.3 billion. This increase is almost exclusively driven by our consumer automotive loan portfolio. 3Q 2020 Preliminary Results 33

Supplemental

GAAP to Core Results: Core ROTCE - Quarterly

Core Return on Tangible Common Equity ("Core ROTCE")		QUARTERLY TREND				
		3Q 20	2Q 20	1Q 20	4Q 19	3Q 19
Numerator ($ millions)						
GAAP net income (loss) attributable to common shareholders		$ 476	$ 241	$ (319)	$ 378	$ 381
Discontinued operations, net of tax		-	1	-	3	-
Core OID		9	9	8	8	7
Repositioning Items		-	50	-	-	-
Change in the fair value of equity securities		(13)	(90)	185	(29)	11
Tax on Core OID & change in the fair value of equity securities *(assumes 21% tax rate)*		1	17	(41)	4	(4)
Significant discrete tax items & other		-	-	-	-	-
Core net income (loss) attributable to common shareholders	[a]	$ 473	$ 228	$ (166)	$ 364	$ 396
Denominator (2-period average, $ billions)						
GAAP shareholder's equity		$ 14.0	$ 13.7	$ 14.0	$ 14.4	$ 14.4
Goodwill & identifiable intangibles, net of deferred tax liabilities ("DTLs")		(0.4)	(0.4)	(0.4)	(0.4)	(0.3)
Tangible common equity		$ 13.6	$ 13.3	$ 13.5	$ 14.1	$ 14.1
Core OID balance		(1.0)	(1.1)	(1.1)	(1.1)	(1.1)
Net deferred tax asset ("DTA")		(0.1)	(0.2)	(0.1)	(0.0)	(0.1)
Normalized common equity	[b]	$ 12.4	$ 12.0	$ 12.3	$ 13.0	$ 12.9
Core Return on Tangible Common Equity	[a] / [b]	15.2%	7.6%	-5.4%	11.2%	12.3%

***Core return on tangible common equity (Core ROTCE)** is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally's Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.*

(1) *In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.*

(2) *In the denominator, GAAP shareholder's equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.*

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Supplemental

GAAP to Core Results: Adjusted Efficiency Ratio - Quarterly

Adjusted Efficiency Ratio		QUARTERLY TREND				
		3Q 20	2Q 20	1Q 20	4Q 19	3Q 19
Numerator ($ millions)						
GAAP noninterest expense		$ 905	$ 985	$ 920	$ 880	$ 838
Insurance expense		(268)	(322)	(256)	(238)	(247)
Repositioning items		-	(50)	-	-	-
Adjusted noninterest expense for the efficiency ratio	[a]	$ 637	$ 613	$ 664	$ 642	$ 591
Denominator ($ millions)						
Total net revenue		$ 1,684	$ 1,609	$ 1,412	$ 1,643	$ 1,601
Core OID		9	9	8	8	7
Insurance revenue		(346)	(450)	(151)	(352)	(303)
Adjusted net revenue for the efficiency ratio	[b]	$ 1,347	$ 1,168	$ 1,269	$ 1,299	$ 1,305
Adjusted Efficiency Ratio	[a] / [b]	47.3%	52.5%	52.3%	49.4%	45.3%

***Adjusted efficiency ratio** is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers.*

(1) *In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods.*

(2) *In the denominator, total net revenue is adjusted for Core OID and Insurance segment revenue. See page 20 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance segment.*

3Q 2020 Preliminary Results

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Supplemental

Notes on Non-GAAP and Other Financial Measures

($ millions)	3Q 20					2Q 20					3Q 19				
	GAAP	Core OID	Change in the fair value of equity securities	Repositioning	Non-GAAP [(1)]	GAAP	Core OID	Change in the fair value of equity securities	Repositioning	Non-GAAP [(1)]	GAAP	Core OID	Change in the fair value of equity securities	Repositioning	Non-GAAP [(1)]
Consolidated Ally															
Net financing revenue	$ 1,200	$ 9	$ -	$ -	1,209	$ 1,054	$ 9	$ -	$ -	$ 1,063	$ 1,188	$ 7	$ -	$ -	$ 1,195
Total other revenue	484	-	(13)	-	471	555	-	(90)	-	465	413	-	11	-	424
Provision for credit losses	147	-	-	-	147	287	-	-	-	287	263	-	-	-	263
Noninterest expense	905	-	-	-	905	985	-	-	(50)	935	838	-	-	-	838
Pre-tax income (loss) from continuing operations	$ 632	$ 9	$ (13)	$ -	$ 628	$ 337	$ 9	$ (90)	$ 50	$ 306	$ 500	$ 7	$ 11	$ -	$ 519
Corporate / Other															
Net financing revenue	$ (15)	$ 9	$ -	$ -	$ (6)	$ (54)	$ 9	$ -	$ -	$ (45)	$ (3)	$ 7	$ -	$ -	$ 4
Total other revenue	40	-	-	-	40	52	-	-	-	52	46	-	-	-	46
Provision for credit losses	18	-	-	-	18	3	-	-	-	3	(5)	-	-	-	(5)
Noninterest expense	105	-	-	-	105	155	-	-	(50)	105	88	-	-	-	88
Pre-tax income (loss) from continuing operations	$ (98)	$ 9	$ -	$ -	$ (89)	$ (160)	$ 9	$ -	$ 50	$ (101)	$ (40)	$ 7	$ -	$ -	$ (33)
Insurance															
Premiums, service revenue earned and other	$ 279	$ -	$ -	$ -	$ 279	$ 266	$ -	$ -	$ -	$ 266	$ 283	$ -	$ -	$ -	$ 283
Losses and loss adjustment expenses	85	-	-	-	85	142	-	-	-	142	74	-	-	-	74
Acquisition and underwriting expenses	183	-	-	-	183	180	-	-	-	180	173	-	-	-	173
Investment income and other	67	-	(13)	-	54	184	-	(89)	-	95	20	-	10	-	30
Pre-tax income (loss) from continuing operations	$ 78	$ -	$ (13)	$ -	$ 65	$ 128	$ -	$ (89)	$ -	$ 39	$ 56	$ -	$ 10	$ -	$ 66
Corporate Finance															
Net financing revenue	$ 75	$ -	$ -	$ -	$ 75	$ 77	$ -	$ -	$ -	$ 77	$ 60	$ -	$ -	$ -	$ 60
Total other revenue	9	-	(1)	-	8	6	-	(1)	-	5	9	-	1	-	10
Provision for credit losses	1	-	-	-	1	25	-	-	-	25	3	-	-	-	3
Noninterest expense	23	-	-	-	23	26	-	-	-	26	22	-	-	-	22
Pre-tax income (loss) from continuing operations	$ 60	$ -	$ (1)	$ -	$ 59	$ 32	$ -	$ (1)	$ -	$ 31	$ 44	$ -	$ 1	$ -	$ 45

(1) Non-GAAP line items walk to Core pre-tax income, a non-GAAP financial measure that adjusts pre-tax income. See page 30 for definitions.

3Q 2020 Preliminary Results

ally do it right. | 36

Supplemental Notes on Non-GAAP and Other Financial Measures Net Financing Revenue (ex. Core OID) QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 GAAP Net Financing Revenue $ 1 ,200 $ 1 ,054 $ 1,146 $ 1,156 $ 1 ,188 $ 1 ,157 $ 1,132 $ 1 ,140 $ 1,107 $ 1 ,094 $ 1 ,049 $ 1,094 $ 1,081 Core OID 9 9 8 8 7 7 7 23 22 21 20 19 18 Net Financing Revenue (ex. Core OID) [a] $ 1 ,209 $ 1 ,063 $ 1,154 $ 1,164 $ 1 ,195 $ 1 ,164 $ 1,139 $ 1,163 $ 1 ,129 $ 1 ,115 $ 1 ,069 $ 1,113 $ 1 ,099 Adjusted Other Revenue QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 GAAP Other Revenue $ 484 $ 555 $ 266 $ 487 $ 413 $ 395 $ 466 $ 298 $ 398 $ 364 $ 354 $ 379 $ 381 Accelerated OID & repositioning items - - - - - - - - - - - - - Change in the fair value of equity securities (13) (90) 185 (29) 11 (2) (70) 95 (6) (8) 40 - - Adjusted Other Revenue [b] $ 471 $ 465 $ 451 $ 458 $ 424 $ 393 $ 396 $ 393 $ 392 $ 356 $ 394 $ 379 $ 381 Adjusted Total Net Revenue ($ millions) Adjusted Total Net Revenue [a]+[b] $ 1,680 $ 1,528 $ 1,606 $ 1,622 $ 1,620 $ 1 ,557 $ 1,535 $ 1,556 $ 1 ,521 $ 1,471 $ 1,463 $ 1 ,492 $ 1,480 Adjusted NIE (ex. Impairment) QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 GAAP Noninterest Expense $ 905 $ 985 $ 920 $ 880 $ 838 $ 881 $ 830 $ 804 $ 807 $ 839 $ 814 $ 769 $ 753 Impairment - (50) - - - - - - - - - - - Adjusted NIE (ex. Impairment) [c] $ 905 $ 935 $ 920 $ 880 $ 838 $ 881 $ 830 $ 804 $ 807 $ 839 $ 814 $ 769 $ 753 Original issue discount amortization expense QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 (1) Core original issue discount (Core OID) amortization expense $ 9 $ 9 $ 8 $ 8 $ 7 $ 7 $ 7 $ 23 $ 22 $ 21 $ 20 $ 19 $ 18 Other OID 3 4 3 3 3 3 3 2 4 4 4 5 5 GAAP original issue discount amortization expense $ 12 $ 12 $ 11 $ 11 $ 11 $ 10 $ 10 $ 26 $ 25 $ 25 $ 24 $ 24 $ 23 Outstanding original issue discount balance QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 2Q 17 Core outstanding original issue discount balance (Core OID balance) $ (1,037) $ (1,046) $ (1,055) $ (1,063) $ (1,071) $ (1,078) $ (1,085) $ (1,092) $ (1,115) $ (1,137) $ (1,158) $ (1,178) $ (1,197) Other outstanding OID balance (48) (46) (34) (37) (40) (44) (39) (43) (46) (49) (53) (57) (62) GAAP outstanding original issue discount balance $ (1,084) $ (1,092) $ (1,089) $ (1,100) $ (1,111) $ (1,122) $ (1,125) $ (1,135) $ (1,161) $ (1,187) $ (1,211) $ (1,235) $ (1,259) (1) Excludes accelerated OID. See page 30 for definitions. Note: Equity fair value adjustments related to ASU 2016-01 requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items. See page 30 for definitions. 3Q 2020 Preliminary Results 37Supplemental Notes on Non-GAAP and Other Financial Measures Net Financing Revenue (ex. Core OID) QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 GAAP Net Financing Revenue $ 1 ,200 $ 1 ,054 $ 1,146 $ 1,156 $ 1 ,188 $ 1 ,157 $ 1,132 $ 1 ,140 $ 1,107 $ 1 ,094 $ 1 ,049 $ 1,094 $ 1,081 Core OID 9 9 8 8 7 7 7 23 22 21 20 19 18 Net Financing Revenue (ex. Core OID) [a] $ 1 ,209 $ 1 ,063 $ 1,154 $ 1,164 $ 1 ,195 $ 1 ,164 $ 1,139 $ 1,163 $ 1 ,129 $ 1 ,115 $ 1 ,069 $ 1,113 $ 1 ,099 Adjusted Other Revenue QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 GAAP Other Revenue $ 484 $ 555 $ 266 $ 487 $ 413 $ 395 $ 466 $ 298 $ 398 $ 364 $ 354 $ 379 $ 381 Accelerated OID & repositioning items - - - - - - - - - - - - - Change in the fair value of equity securities (13) (90) 185 (29) 11 (2) (70) 95 (6) (8) 40 - - Adjusted Other Revenue [b] $ 471 $ 465 $ 451 $ 458 $ 424 $ 393 $ 396 $ 393 $ 392 $ 356 $ 394 $ 379 $ 381 Adjusted Total Net Revenue ($ millions) Adjusted Total Net Revenue [a]+[b] $ 1,680 $ 1,528 $ 1,606 $ 1,622 $ 1,620 $ 1 ,557 $ 1,535 $ 1,556 $ 1 ,521 $ 1,471 $ 1,463 $ 1 ,492 $ 1,480 Adjusted NIE (ex. Impairment) QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 GAAP Noninterest Expense $ 905 $ 985 $ 920 $ 880 $ 838 $ 881 $ 830 $ 804 $ 807 $ 839 $ 814 $ 769 $ 753 Impairment - (50) - - - - - - - - - - - Adjusted NIE (ex. Impairment) [c] $ 905 $ 935 $ 920 $ 880 $ 838 $ 881 $ 830 $ 804 $ 807 $ 839 $ 814 $ 769 $ 753 Original issue discount amortization expense QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 (1) Core original issue discount (Core OID) amortization expense $ 9 $ 9 $ 8 $ 8 $ 7 $ 7 $ 7 $ 23 $ 22 $ 21 $ 20 $ 19 $ 18 Other OID 3 4 3 3 3 3 3 2 4 4 4 5 5 GAAP original issue discount amortization expense $ 12 $ 12 $ 11 $ 11 $ 11 $ 10 $ 10 $ 26 $ 25 $ 25 $ 24 $ 24 $ 23 Outstanding original issue discount balance QUARTERLY TREND ($ millions) 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 3Q 17 2Q 17 Core outstanding original issue discount balance (Core OID balance) $ (1,037) $ (1,046) $ (1,055) $ (1,063) $ (1,071) $ (1,078) $ (1,085) $ (1,092) $ (1,115) $ (1,137) $ (1,158) $ (1,178) $ (1,197) Other outstanding OID balance (48) (46) (34) (37) (40) (44) (39) (43) (46) (49) (53) (57) (62) GAAP outstanding original issue discount balance $ (1,084) $ (1,092) $ (1,089) $ (1,100) $ (1,111) $ (1,122) $ (1,125) $ (1,135) $ (1,161) $ (1,187) $ (1,211) $ (1,235) $ (1,259) (1) Excludes accelerated OID. See page 30 for definitions. Note: Equity fair value adjustments related to ASU 2016-01 requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items. See page 30 for definitions. 3Q 2020 Preliminary Results 37